UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 26, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001618150
JPMBB Commercial Mortgage Securities Trust 2014-C23
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001567746
Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001576832
MC-Five Mile Commercial Mortgage Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001660492
GE Capital US Holdings, Inc. (successor in interest to certain obligations of General Electric Capital Corporation)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

New York	333-190246-08	38-3939220 38-3939221 38-3939222
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 272-8363
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Columbus Square Portfolio Mortgage Loan, which constituted approximately 7.7% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2014 relating to the WFRBS Commercial Mortgage Trust 2014-C22 filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on September 30, 2014 (the “WFRBS 2014-C22 PSA”).  Pursuant to Section 6.05(a) of the WFRBS 2014-C22 PSA, CWCapital Asset Management LLC, a Delaware limited liability company, was removed as special servicer of the Columbus Square Portfolio Mortgage Loan and Mount Street US (Georgia) LLP (“MSUS”), a Georgia limited liability partnership, was appointed as the successor special servicer of the Columbus Square Portfolio Mortgage Loan under the WFRBS 2014-C22 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of November 26, 2024, the Columbus Square Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the WFRBS 2014-C22 PSA, by MSUS.  The principal executive offices of MSUS are located at 2839 Paces Ferry Road, Suite 200, Atlanta, Georgia 30339 and its telephone number is (816) 787-1338.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

/s/ John Miller
John Miller, Executive Director

Date:  November 26, 2024